                                 PROMISSORY NOTE

$160,000.00(Canadian)

                                                                   July 22, l996

     FOR VALUE RECEIVED, and intended to be legally bound hereby, CONTINENTAL WASTE CONVERSION INTERNATIONAL INC., a Delaware corporation ("Maker"), at its offices at 396 Whitehead Avenue, South River, New Jersey promises to pay to the order of IDM ENVIRONMENTAL CORP., a New Jersey corporation ("Payee"), at its offices at 396 Whitehead Avenue, South River, New Jersey or at such place as Payee may direct, the principal sum of One Hundred Sixty Thousand Canadian Dollars ($160,000.00), in a twenty-four (24) month period together with interest accruing on the amount outstanding from the date of this Note at the
rate of seven and one half percent (7.50%).   The Maker shall pay Nine Thousand
Seven Hundred Forty Five Canadian Dollars and Fifty Eight Cents ($9,745.48 Canadian) to Payee in consecutive monthly installments commencing on the 5th business day of February, 1997. This note will mature on the 1st day of July, 1998.

     ACCELERATION UPON DEFAULT.   The unpaid principal sum of this Note and all
other sums owing hereunder may be declared immediately due and payable by Payee at its option: (i) upon the nonpayment when due of any installment payment under this Note; (ii) if Maker makes an assignment for the benefit of creditors or if there is the commencement of a cause by or against Maker under any bankruptcy, rehabilitation, reorganization, debt adjustment, liquidation or receivership law, state or federal; or (iii) the entry of any judgment against Maker or the issuing of any attachment or garnishment against property of Maker.

     COSTS OF COLLECTION; LATE CHARGE.   If any installment or other payment
is not paid when due, the amount thereof shall bear an additional late charge at a rate of five (5%) percent per year until paid, but in no event shall such late charge exceed the maximum permitted under applicable law. Maker agrees to pay all costs of collection, including reasonable attorney's fees and disbursements, if any payment hereunder is not made when due.

     NO RIGHT OF SET-OFF; CONFESSIONS OF JUDGMENT.    This Note shall not be
subject to any right of set-off, counterclaim, defense, abatement, suspension, deferment or reduction, and the Maker shall not have the right to be released, relieved or discharged from the obligation and liability under this Note for any reason whatsoever except by full timely payment. Maker hereby irrevocably authorizes and empowers any attorney or the prothonotary or clerk of any court of the United States of America, or elsewhere, to appear for Maker at any time after default hereunder in any action brought against Maker on this Note at the suit of Payee, with or without declaration filed, as of any term after default hereunder, and therein to confess or enter judgment against Maker for the amount due and payable under this Note, together with costs of suit including attorney's fees for collection; and for so doing, this Note or a copy hereof verified by affidavit shall be a sufficient warrant. The authority to confess judgment shall not be exhausted by any exercise thereof but shall continue until payment in full of all amounts due hereunder.


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This confession of judgment clause shall be unenforceable, invalid, void and of no force or effect if the law of the state in which this Note is enforced declares confession of judgment clauses or cognovit notes void, invalid, unenforceable, against public policy or illegal.

     WAIVER OF NOTICE.    Maker hereby waives any requirement of presentment,
notice of protest and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     NO WAIVER OF RIGHT OR REMEDY.    No delay, failure or omission by the Payee
or any subsequent holder in respect of the exercise of any right or remedy granted to the Payee or other holder or allowed to the Payee or other holder by law, herein, under said Note or otherwise, shall constitute a waiver of the right to exercise the right or remedy at that or any future time or in the same or other circumstance.

     NOTICE.    Notices and demands hereunder on the Maker may be given in writing at the address below:

                               Continental Waste Conversion International, Inc 396 Whitehead Avenue
                               South River, New Jersey 08882
                               Attention: President

     PREPAYMENT.    The principal sum of this Note may be prepaid in whole or in part at the option of the Maker, without premium or penalty, at any time or times prior to the date it is due. Any such prepayment shall be applied to the installments of such principal sum in the inverse order of the date thereof and shall be accompanied by the payment of interest accrued on the principal amount of such prepayment to the date thereof.

     SUBSEQUENT CERTIFICATIONS.    Each of the Maker and Payee, within fifteen
(l5) days after request by the other, shall certify to such person as the requesting party may designate, the amount of principal, interest or other sums payable hereunder, the date to which the same shall have been paid, whether this Note has been modified or amended, whether any default exists under this Note, and in the case of Maker, whether any set-offs or defenses exist against this Note or the obligations of the Maker hereunder.

     APPLICABLE LAW.    All rights and obligations hereunder shall be governed
by the laws of the State of New Jersey. This Note shall be binding upon Maker and inure to the benefit of Payee and its respective assigns and successors.


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     Maker acknowledges that this Note has been delivered to Payee pursuant to a commercial transaction and that nothing herein contained shall be construed as constituting the Payee a partner of or joint venturer with the Maker.

     The facsimile signature of this Note shall be deemed enforceable against Maker.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and delivered by a duly authorized officer of Maker as of the day and year first above written.

                              CONTINENTAL WASTE CONVERSION
                                   INTERNATIONAL INC



                              By: /s/ STANLEY J. POWELL
                                 -------------------------------------

                                      Stanley J. Powell
                                 -------------------------------------
                                              (Print Name)


                                 Title: Chairman of the Board
                                       -------------------------------

                                         /s/ DENNIS L. HAZELTON
                                       -------------------------------
Sworn & Subscribed to before me
this 19th day of July, 1996                  Dennis L. Hazelton
                                       -------------------------------

          W.W Sanford                        Secretary
- --------------------------------       -------------------------------
         Notary Public




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